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           QUARTERLY REPORT
            MARCH 31, 1998





COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017



First Class Mail
  U.S. Postage
      PAID
   Boston, MA
Permit No. 56712




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                       COHEN & STEERS REALTY SHARES, INC.

April 15, 1998

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Realty Shares, Inc. for the quarter ended March 31, 1998. The net asset value per share at that date was $48.95. In addition, a regular quarterly dividend of $0.47 was declared for shareholders of record on March 23, 1998 and paid on March 24, 1998.

INVESTMENT REVIEW

     The first quarter of 1998 was without question one of the most rewarding for investors at large, yet one of the most challenging ever for owners of REIT shares. For the quarter ended March 31, 1998, the Fund's total return, based on income and change in net asset value was -1.49%. The economy continued to defy consensus expectations of a slowdown, growing steadily while inflation remained nearly nonexistent. Interest rates remained quite stable, with long-term rates remaining at their lowest levels in decades. The stock market set record after record, turning in its best first quarter performance in a decade, with nearly every sector fully participating.

     The real estate recovery continued to gather steam and the fundamentals for REITs remained strong. Industry participants in general posted healthy earnings growth for the fourth quarter of 1997 with most reporting positive earning surprises. There are, as well, expectations of continued strong profit growth for REITs in the first quarter of 1998 and the remainder of the year. In this ideal environment, however, REITs as a group managed to decline in price, despite a sharp rally at the end of March. Lagging the S&P 500 Index by nearly 15 percentage points, REITs underperformed the stock market by the widest margin ever for a single quarter. In a reversal of recent trends, the worst performing groups were the Office and Hotel sectors, while the best performers were the more defensive Apartment and Self Storage sectors.

     We believe that the poor performance of REITs on both an absolute and relative basis can be traced to three conditions that, we also believe, have been favorably resolved. First, there had been an oversupply of shares created by a surge of equity offerings by many companies, particularly during January and February. In the quarter, over $5 billion of new equity was sold. With REITs having committed to a substantial amount of property acquisitions, their need for equity capital temporarily exceeded the market's demand, causing a decline in price. However, that decline brought most stocks down to a level where managements became unwilling to issue equity due to possible dilution. As a result, the potential near-term supply of equity offerings diminished significantly, thereby relieving the pressure on prices.

     The second issue relates to the introduction of legislation that would have potentially curtailed the growth of the REIT industry by making corporate or property acquisitions more costly. The specter of such potential legislation understandably made many investors wary of this sector. Fortunately, this situation was largely resolved when the only measure to reach Congress was one that will affect so-called 'paired share' REITs. Our current understanding is that this measure will alter the rules under which they operate and require the five companies that have this structure to adopt alternative strategies with respect to the structuring of future acquisitions. We own shares of two such companies, Meditrust Corp. and Starwood Hotels and Resorts Trust. We consider them to be excellent values at current prices and are confident that they will not experience a significant slowing of their growth rates. Most importantly, the fact that this was the only measure to be seriously considered by Congress dissipates a cloud of uncertainty that would have overhung the REIT market for much of 1998.

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                       COHEN & STEERS REALTY SHARES, INC.

     The third and more complex issue is that there has been a change in sentiment regarding the state of real estate markets in general and the prospects for continued strong REIT earnings growth. It is clear that property prices have risen dramatically in recent years as health has finally been restored to the real estate industry. While most REITs continue to report outstanding earnings, many markets have reached equilibrium, whereby rent growth is likely to moderate and new construction is likely to become more pervasive. In short, looking past what is shaping up to be a very strong year in 1998, the market appears to be discounting a slowing of the current unsustainable high rate of earnings growth in 1999 and beyond. This has precipitated a contraction of earnings multiples for almost all REITs.

INVESTMENT OUTLOOK

     It is ironic that while the situation confronting investors in REITs is no different from that which is confronting investors in most other sectors of corporate America, there have been entirely different stock market consequences. As the U.S. faces the possibility of a maturing economy and slowing growth, the message coming from many corporations has been to reduce earnings growth expectations, dramatically so, in some instances. Yet, the market appears to be overlooking these lower expectations, sending most stocks, as measured by the popular market averages, to record highs. The exception to this has been REITs, which have suffered stock price declines despite the fact that we believe their growth prospects and earnings visibility are superior to the average non-real estate company.

     While we cannot explain the behavior of the stock market in general, it appears to us that the market is reflecting concern over several issues facing the REIT industry today, and has more than adequately discounted them in share prices. Some of these issues are based on fundamental factors while others are technical and psychological.

     The recovery in property prices clearly requires much more selective and judicious acquisition policies. Whereas there continue to be a growing number of acquisition opportunities as the shift from private to public ownership of real estate accelerates, there is also greater competition not only among REITs but from a host of private investor groups and popular 'opportunity funds' as well. Lacking public market discipline and limits on the use of leverage, these financial buyers may be elevating prices to levels which may not appear to make near-term economic sense. While many REIT managers feel compelled to maintain earnings growth through acquisitions, these other entities are under pressure to quickly deploy substantial amounts of capital they have recently raised from their investors. In addition, some of these investors, as well as several REITs, have begun to engage in new development or to look overseas for investment opportunities, despite the greater risks that these ventures entail. Some investors are concerned that the adoption of these strategies reflects these managers' beliefs that the U.S. real estate recovery is reaching a late stage and that, as a result, such managers are willing to assume greater risk in order to meet their return objectives.

     Another common investor concern is that the voracious appetite for equity by the REIT industry will cause a persistent overhang of shares that may not be readily absorbed by the marketplace. The willingness of some REITs to sell equity upon any sustained rise in their stock price reduces or eliminates scarcity value with respect to the availability of their shares. A further source of supply is emanating from founding institutional investors whose shareholdings in a number of REITs were previously subject to restrictions on sale. Some of these restrictions are

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                       COHEN & STEERS REALTY SHARES, INC.

expiring and more and more shares are coming onto the market. This supply is helping to satisfy underlying demand and is consequently placing a ceiling on some companies' share prices.

     With equity prices languishing, many companies are making greater use of debt financing. The renewed availability of low cost debt capital from both financial institutions and the public market is creating a preferred source of financing for many REITs. For example, many of the prominent companies in the Regional Mall sector have made substantial and high profile acquisitions within recent months that have elevated their debt/equity ratios. Although leverage has been an excellent means of enhancing returns, it does not come without the side effect of lowering earnings predictability. While it is understandable that investors are concerned about the risk of increased financial leverage, it must be noted that the debt levels for the majority of companies in our universe remains much lower than in past cycles. In addition, the balance sheet requirements imposed on REITs by the various rating agencies should ensure that leverage will not become excessive.

     In summary, we believe that the contraction in earnings multiples over recent months is a rational reaction to the advancing age of the real estate cycle but more than fully discounts most of the issues regarding future fundamentals. It is for this reason that we have believed for some time that investors should reduce their total return expectations to a level more in line with historic averages. Nonetheless, this does not mean that there are not abundant opportunities to earn adequate and competitive returns. In fact, at current price levels we believe that REITs are as attractively valued as at any time since the real estate recovery began. We base this on absolute and relative earnings multiples and dividend yields. Further, as we have expected for some time, dividend growth for many REITs is beginning to accelerate due to the bottoming out of dividend payout ratios.

     Importantly, the leading REITs continue to have ample internal growth prospects as well as plentiful acquisition opportunities. In addition, as active portfolio managers we have the ability to take advantage of the asynchronous cycles of different property types and geographic regions of the country. We continue to believe that the transformation of the real estate industry to one that is dominated by public companies is still in its infancy, and we believe the transformation may bring substantial rewards to investors in the leading companies.

Sincerely,

              Martin Cohen                       Robert H. Steers

              MARTIN COHEN                       ROBERT H. STEERS
              President                          Chairman

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                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1998 (UNAUDITED)

                                                                                   NUMBER
                                                                                 OF SHARES              VALUE
                                                                                 ----------         --------------
EQUITIES                                                           95.79%
     APARTMENT/RESIDENTIAL                                         10.30%
          Apartment Investment & Management Co. -- Class A...............        2,495,200          $   96,065,200
          Avalon Properties..............................................        2,722,800              78,961,200
          Bay Apartment Communities......................................          490,000              18,191,250
          Charles E. Smith Residential Realty............................          915,900              30,453,675
          Essex Property Trust...........................................        1,274,200              43,720,987
          Irvine Apartment Communities...................................        1,006,800              31,714,200
          Security Capital Pacific Trust.................................        1,398,000              33,639,375
                                                                                                    --------------
                                                                                                       332,745,887
                                                                                                    --------------
     DIVERSIFIED                                                   14.92%
          *Catellus Development Corp.....................................        3,550,500              65,906,156
          *Crescent Operating............................................          371,200               7,934,400
           LNR Property Corp.............................................        2,327,600              62,263,300
           Newhall Land & Farming Company................................        1,847,500              59,120,000
          *Security Capital Group -- Class B.............................        1,086,000              33,394,500
          *Security Capital Group -- Class B Warrants (expire 9/18/98)...          181,261                 600,427
          *Security Capital U.S. Realty..................................        1,720,700              22,713,240
           St. Joe Corp..................................................        1,390,300              46,748,838
           Vornado Realty Trust..........................................        4,208,200             183,319,712
                                                                                                    --------------
                                                                                                       482,000,573
                                                                                                    --------------
     HEALTH CARE                                                    5.73%
           Healthcare Realty Trust.......................................          490,400              13,853,800
           Meditrust Corp................................................        3,290,900             101,606,537
          *Sunrise Assisted Living.......................................        1,553,500              69,519,125
                                                                                                    --------------
                                                                                                       184,979,462
                                                                                                    --------------
     HOTEL                                                          4.89%
          *Bristol Hotel Co..............................................          611,100              16,805,250
           Starwood Hotels & Resorts Trust...............................        2,643,000             141,235,313
                                                                                                    --------------
                                                                                                       158,040,563
                                                                                                    --------------
     INDUSTRIAL                                                     8.02%
          #AMB Property Corp. 144........................................          388,366               8,619,783
           CenterPoint Properties Corp...................................        1,570,600              54,480,188
           EastGroup Properties..........................................          126,600               2,611,125
           First Industrial Realty Trust.................................        2,006,500              72,234,000
           Meridian Industrial Trust.....................................          866,900              20,805,600
           Security Capital Industrial Trust.............................        3,907,200             100,122,000
                                                                                                    --------------
                                                                                                       258,872,696
                                                                                                    --------------

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                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1998 (UNAUDITED)

                                                                                   NUMBER
                                                                                 OF SHARES              VALUE
                                                                                 ----------         --------------
     OFFICE                                                        19.21%
          Arden Realty Group.............................................        3,907,300          $  111,358,050
          Brandywine Realty Trust........................................        1,905,100              45,365,194
          Cousins Properties.............................................        1,499,500              46,297,063
          Crescent Real Estate Equities..................................        3,422,900             123,224,400
          Equity Office Properties Trust.................................        1,312,200              40,186,125
          Highwoods Properties...........................................        2,483,300              87,691,531
          Mack-Cali Realty Corp..........................................        3,655,800             142,804,688
          SL Green Realty Corp...........................................          915,000              23,389,687
                                                                                                    --------------
                                                                                                       620,316,738
                                                                                                    --------------
     OFFICE/INDUSTRIAL                                             10.40%
         #PS Business Parks..............................................          888,172              20,568,950
          PS Business Parks..............................................          265,846               6,347,067
         #Prime Group Realty Trust, 144A.................................        1,157,800              22,461,320
          Prime Group Realty Trust.......................................          962,400              19,248,000
          Reckson Associates Realty Corp.................................        3,359,600              88,609,450
          Spieker Properties.............................................        2,535,000             104,568,750
          TriNet Corporate Realty Trust..................................        1,937,200              74,218,975
                                                                                                    --------------
                                                                                                       336,022,512
                                                                                                    --------------
     SELF STORAGE                                                   4.21%
          Public Storage.................................................        4,405,800             136,029,075
                                                                                                    --------------

     SHOPPING CENTER                                               18.11%
       COMMUNITY CENTER                                             5.95%
          Developers Diversified Realty Corp.............................        2,324,700              95,022,113
          Kimco Realty Corp..............................................        2,743,100              97,037,162
                                                                                                    --------------
                                                                                                       192,059,275
                                                                                                    --------------
       FACTORY OUTLET CENTER                                        0.32%
          Chelsea GCA Realty.............................................          278,600              10,308,200
                                                                                                    --------------

       REGIONAL MALL                                               11.84%
          CBL & Associates Properties....................................          334,600               8,197,700
          General Growth Properties......................................        2,898,200             106,871,125
          JP Realty......................................................        1,021,800              25,928,175
          Macerich Co....................................................        1,853,800              55,150,550

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                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1998 (UNAUDITED)

                                                                                   NUMBER
                                                                                 OF SHARES              VALUE
                                                                                 ----------         --------------
       REGIONAL MALL (continued)
          Rouse Co.......................................................        4,455,900          $  140,360,850
          Simon DeBartolo Group..........................................          515,000              17,638,750
          Urban Shopping Centers.........................................          858,700              28,337,100
                                                                                                    --------------
                                                                                                       382,484,250
                                                                                                    --------------
          TOTAL SHOPPING CENTER..........................................                              584,851,725
                                                                                                    --------------
               TOTAL EQUITIES (Identified cost -- $2,554,029,210)........                            3,093,859,231
                                                                                                    --------------

                                                                                    PRINCIPAL
                                                                                     AMOUNT
                                                                                   -----------
COMMERCIAL PAPER                                                     3.35%
          Leggett & Platt, 5.90%, 4/1/98..................................         $87,356,000             87,356,000
          Premium Finance Loan Owner, 5.52%, 4/2/98.......................          20,844,000             20,840,804
                                                                                                       --------------
          TOTAL COMMERCIAL PAPER (Identified
            cost -- $108,196,804)................................                                         108,196,804
                                                                                                       --------------
TOTAL INVESTMENTS (Identified cost -- $2,662,226,014)............    99.14%                             3,202,056,035
OTHER ASSETS IN EXCESS OF LIABILITIES............................     0.86%                                27,864,795
                                                                    ------                             --------------
NET ASSETS (Equivalent to $48.95 per share based on 65,983,240
  shares of capital stock outstanding)...........................   100.00%                            $3,229,920,830
                                                                    ------                             --------------
                                                                    ------                             --------------

------------

* Non-income producing security.

# As of March 31, 1998, security is restricted and is subject to registration with the Securities and Exchange Commission.

                            FINANCIAL HIGHLIGHTS'D'
                           MARCH 31, 1998 (UNAUDITED)

                                                                                                          NET ASSET VALUE
                                                                              TOTAL NET ASSETS               PER SHARE
                                                                       -------------------------------    ----------------
NET ASSET VALUE:
Beginning of period: 12/31/97.......................................                    $3,432,994,822              $50.18
     Net investment income..........................................   $  23,817,472                      $ 0.36
     Net realized and unrealized loss on investments................     (80,549,441)                      (1.12)
     Distributions from net investment income.......................     (30,969,681)                      (0.47)
                                                                                                          ------
     Capital stock transactions:
          Sold......................................................     337,981,639
          Distributions reinvested..................................      25,972,804
          Redeemed..................................................    (479,326,785)
                                                                       -------------
Net decrease in net asset value.....................................                      (203,073,992)              (1.23)
                                                                                        --------------              ------
End of period: 3/31/98..............................................                    $3,229,920,830              $48.95
                                                                                        --------------              ------
                                                                                        --------------              ------

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'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

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                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark
 Director                                                  FUND ADMINISTRATOR AND TRANSFER AGENT
                                                           Chase Global Funds Services Co.
 George Grossman                                           73 Tremont Street
 Director                                                  Boston, MA 02108
                                                           (800) 437-9912
 Jeffrey H. Lynford
 Director
                                                           CUSTODIAN
 Willard H. Smith, Jr.                                     The Chase Manhattan Bank, N.A.
 Director                                                  New York, NY 10081

 Elizabeth O. Reagan
 Vice President                                            LEGAL COUNSEL
                                                           Dechert Price & Rhoad
 Adam Derechin                                             30 Rockefeller Plaza
 Vice President and                                        New York, NY 10112
 Assistant Treasurer
                                                           NASDAQ Symbol: CSRSX

                                                           Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under Cohen & Steers.

                                                           This report is authorized for delivery only to
                                                           shareholders of Cohen & Steers Realty Shares, Inc. unless
                                                           accompanied or preceded by the delivery of a currently
                                                           effective prospectus setting forth details of the Fund.

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                          STATEMENT OF DIFFERENCES
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The dagger symbol shall be expressed as...............................   'D'